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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                      -------------------------------------


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



            NOVEMBER 3, 2000                                 1-15117
--------------------------------------           ------------------------------
Date of Report (Date of earliest event reported)    (Commission File Number)


                                  ON2.COM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                       84-1280679
--------------------------------------           ------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification Number)


                              375 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 941-2400
                   ------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On2.com Inc. (the "Company" or "On2"), a Delaware corporation, agreed to acquire Eight Cylinder Studios, Inc. ("8CS"), a California corporation, pursuant to the terms of an Agreement and Plan of Merger, dated as of July 13, 2000, as amended on September 29, 2000, October 26, 2000 and October 31, 2000 (as amended, the "Merger Agreement"), by and among the Company, 8C Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, 8CS and certain shareholders of 8CS, whereby 8CS was merged with and into 8C Acquisition Corp. The merger was completed on November 3, 2000. 8CS is a California corporation that offers content development and interface technologies solutions for the broadband Internet market.

Pursuant to the Merger Agreement, the Company agreed to pay the following consideration: (i) in exchange for each outstanding share of 8CS common stock, the Company issued approximately .02479 shares of its common stock, par value $0.01 per share ("Common Stock") and .03718 options to purchase shares of Common Stock, and (ii) in exchange for each outstandinng share of 8CS preferred stock, the Company issued .06197 shares of Common Stock. The Company issued approximately 598,428 shares of Common Stock and approximately 897,642 options to purchase Common Stock in exchange for all outstanding shares of 8CS common stock. In addition, the Company issued approximately 150,210 shares of Common Stock in exchange for all outstanding shares of 8CS preferred stock. In connection with the merger, the Company incurred approximately $630,000 of transaction costs. The merger will be accounted for as a purchase business combination. The net assets of 8CS acquired by the Company consisted primarily of equipment and other operating assets as well as certain intangible assets. These assets are used in connection with the operation of 8CS' broadband technology services. The Company intends to operate the business and use the assets as previously operated and used by 8CS, provided that strategic initiatives and operating conditions may lead to changes in 8CS' future operations.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a) The audited financial statements of 8CS required by this Form 8-K will be filed by amendment no later than January 17, 2001.

      (b) The pro forma unaudited financial statements of 8CS required by this Form 8-K will be filed by amendment no later than January 17, 2001.

      (c)   Exhibits


            EXHIBIT NO.     DESCRIPTION
            -----------     -----------

                  2.1       Agreement and Plan of Merger, dated as of July
                            13, 2000, by and among On2.com Inc., 8C
                            Acquisition Corp., Eight Cylinder Studios, Inc.
                            and certain shareholders of Eight Cylinder Studios, Inc.

                  2.2 Amendment One to Agreement and Plan of Merger, dated as of September 29, 2000, by and among On2.com Inc., 8C Acquisition Corp., Eight Cylinder Studios, Inc. and certain shareholders of Eight Cylinder Studios, Inc.

                  2.3 Amendment Two to Agreement and Plan of Merger, dated as of October 26, 2000, by and among On2.com Inc., 8C Acquisition Corp., Eight Cylinder Studios, Inc. and certain shareholders of Eight Cylinder Studios, Inc.

                  2.4 Amendment Three to Agreement and Plan of Merger, dated as of October 31, 2000, by and among On2.com Inc., 8C Acquisition Corp., Eight Cylinder Studios, Inc. and certain shareholders of Eight Cylinder Studios, Inc.



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SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ON.2 COM INC.

                                  By: /s/  Mark J. Meagher
                                      ------------------------------------
                                    Name:    Mark J. Meagher
                                    Title:   Executive Vice President and
                                             Chief Financial Officer



Dated:  November 20, 2000



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